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                                                                     EXHIBIT 4.3

F
CUSIP 345370 86 0
SEE REVERSE FOR CERTAIN DEFINITIONS

NOT MORE THAN
100,000
SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT
IS THE OWNER OF

DATE

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF ONE CENT ($.01) EACH OF

Ford Motor Company transferable upon the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and all amendments thereto (copies of which are on file at the office of the Transfer Agent) to all of which the holder hereof by acceptance hereof expressly assents. This certificate is not valid until countersigned by the Transfer Agent or Transfer Clerk and registered by the Registrar.

         Witness the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

CHAIRMAN OF THE BOARD

PRESIDENT AND CHIEF EXECUTIVE OFFICER

SECRETARY

COUNTERSIGNED AND REGISTERED:
FIRST CHICAGO TRUST COMPANY OF NEW YORK,
TRANSFER AGENT
AND REGISTRAR
BY

AUTHORIZED OFFICER


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FORD MOTOR COMPANY
The Corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such powers, preferences and/or rights. Any such request should be addressed to the Secretary of Ford Motor Company, One American Road, Dearborn, Michigan 48126, or to the Transfer Agent named on the face of this certificate.


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM
TEN ENT
JT TEN
as tenants in common
as tenants by the entireties
as joint tenants with right of
survivorship and not as tenants
in common
UNIF GIFT MIN ACT-D                    Custodian
                                                               (Cust)
(Minor)
                          under Uniform Gifts to Minors
                                       Act
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,the undersigned herebysell(s),assign(s)and transfer(s)unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

Shares

of the stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

Attorney,

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated,

X
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.